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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 24, 2005

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                0-13393                                  36-3183870
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       (Commission File Number)               (IRS Employer Identification No.)

 501 Seventh Street, Rockford, Illinois                     61104
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On October 24, 2005, AMCORE Financial, Inc. (AMCORE) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a definitive agreement for West Bancorporation, Inc. to acquire Investors Management Group, Ltd. (IMG), a wholly-owned subsidiary of AMCORE and the largest Iowa-based manager of pooled public funds.

The acquisition is subject to customary conditions, including approvals or consents from a requisite percentage of IMG's clients, and is expected to close late in fourth quarter 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Description
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99.1              Press Release dated October 24, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2005                         AMCORE Financial, Inc.
                                               (Registrant)


                                               /s/ John R. Hecht
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                                               John R. Hecht
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Duly authorized officer of the
                                               registrant and principal
                                               financial officer)

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated October 24, 2005